UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2005

                   CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
                 -----------------------------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


        DELAWARE                   000-50505                 13-4287300
-------------------------  -------------------------  --------------------------
        (STATE OF              (COMMISSION FILE            (IRS EMPLOYER
      INCORPORATION)                NUMBER)              IDENTIFICATION NO.)


                         100 Foxborough Blvd., Suite 240
                              Foxborough, MA 02035
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (508) 549-9981
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFNITIVE AGREEMENT

Cyberkinetics, Inc. ("CKI"), a wholly owned subsidiary of Cyberkinetics Neurotechnology Systems, Inc., entered into a Lease Agreement with Kax Co. on January 28, 2005 for the lease of office and laboratory space at University of Utah Research Park, 391 Chipeta Way, Salt Lake City, Utah. The term of the lease expires November 30, 2009. Monthly rent is $15,500 through November of 2006, $16,000 from December 2006 through November 2008, and $16,500 from December 2008 through November 2009. CKI has an option to terminate the lease at the end of thirty months upon six months prior written notice and upon payment of a termination fee. CKI has an option to renew the lease at the end of the initial lease term for one additional five year period at monthly rental rates of $16,500 in option year 1, $17,000 in option years 2-3 and $17,500 in option years 4-5.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

                                  EXHIBIT INDEX
10.16 Lease Agreement between Kax Co. and Cyberkinetics, Inc. dated January 28, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.

Date: February 1, 2005                By:  /s/ Timothy R. Surgenor
                                      ----------------------------
                                      Timothy R. Surgenor
                                      Chief Executive Officer
                                      (Duly Authorized Officer)